                         FIRST CAROLINA INVESTORS, INC.

                             REPORT TO STOCKHOLDERS

                                 JUNE 30, 1998

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
                             JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

                                                                  1998           1997
                                                              ------------    -----------
                                         ASSETS

Investments in securities, at value (cost of $15,861,656 in
  1998 and $12,424,136 in 1997).............................  $125,931,488    $79,093,875
Cash, including short term investments of $1,714,039 in 1998
  and $1,932,507 in 1997....................................     1,883,983      2,669,192
Mortgage loans, secured by real estate......................        99,081        196,807
Real estate.................................................     4,439,000     10,888,000
Investment in joint venture.................................       250,000        450,000
Amounts due from sale of security...........................     5,304,506             --
Accrued dividend and interest receivable....................       168,172        162,853
Other assets................................................     2,673,003      2,521,017
                                                              ------------    -----------
          Total assets......................................  $140,749,233    $95,981,744
                                                              ------------    -----------

                                       LIABILITIES

Accounts payable and accrued liabilities....................  $  3,391,817    $ 2,952,863
Federal and state income taxes payable......................     1,931,773        355,321
Deferred income taxes payable...............................    42,975,680     27,985,478
                                                              ------------    -----------
          Total liabilities.................................    48,299,270     31,293,662
                                                              ------------    -----------
Deferred Income.............................................       119,500        110,479
                                                              ------------    -----------
Net Assets..................................................  $ 92,330,463    $64,577,603
                                                              ============    ===========
Net assets per share (3,500,000 no par value common shares
  authorized, 1,506,542 shares issued, 1,073,366 and
  1,084,516 shares outstanding in 1998 and 1997
  respectively).............................................  $      86.02    $     59.55
                                                              ============    ===========

  The Consolidated Financial Statements should be read in conjunction with the
                              1997 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

                                                                 1998           1997
                                                              -----------    ----------
                                 INCOME
Dividends...................................................  $   483,100    $  405,763
Interest on mortgage loans..................................      202,857         8,014
Gain on sale of real estate.................................      153,316       397,061
Equity in earnings of joint venture.........................      156,990       142,336
Other.......................................................      137,790       174,954
                                                              -----------    ----------
          Total income......................................    1,134,053     1,128,128
                                                              -----------    ----------

                                       EXPENSES
General and administrative..................................      161,128       321,668
Professional fees...........................................       27,793        46,330
Sales and marketing.........................................        4,370        51,307
Other.......................................................       68,415        93,341
                                                              -----------    ----------
          Total expenses....................................      261,706       512,646
                                                              -----------    ----------
Earnings before income taxes and realized and unrealized
  appreciation on investments...............................      872,347       615,482
Provision for income taxes..................................     (256,000)     (174,000)
                                                              -----------    ----------
Net income before realized and unrealized appreciation on
  investments...............................................      616,347       441,482
Gain realized on investments in other companies (net of
  income tax provision of $2,069,000 in 1998 and $661,000 in
  1997).....................................................    3,235,506     1,032,755
Change in unrealized appreciation of investments for the
  period, net of deferred taxes.............................    8,490,680     5,905,579
                                                              -----------    ----------
          Net increase in net assets resulting from
            operations......................................  $12,342,533    $7,379,816
                                                              ===========    ==========

  The Consolidated Financial Statements should be read in conjunction with the
                              1997 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

                                                                 1998          1997
                                                              -----------   -----------
Increase in net assets from operations
  Investment income, net....................................  $   616,347   $   441,482
  Realized gain on investments, net.........................    3,235,506     1,032,755
  Change in unrealized appreciation, net....................    8,490,680     5,905,579
                                                              -----------   -----------
     Net increase in net assets resulting from operations...   12,342,533     7,379,816
Distributions to shareholders of $.50 per share
  In 1998 and in 1997 from investment income, net...........     (518,731)     (526,421)
Treasury shares purchased...................................     (243,428)     (566,541)
                                                              -----------   -----------
  Total increase............................................   11,580,374     6,286,854
Net assets
  Beginning of year.........................................   80,750,089    58,290,749
                                                              -----------   -----------
  End of period.............................................  $92,330,463   $64,577,603
                                                              ===========   ===========

  The Consolidated Financial Statements should be read in conjunction with the
                               1997 Annul Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                           INVESTMENTS IN SECURITIES
                             JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

                                                    1998                           1997
                                         --------------------------      -------------------------
COMMON STOCKS -- 100%                    NO. SHARES       VALUE          NO. SHARES       VALUE
---------------------                    ----------    ------------      ----------    -----------
Financial Services -- 86% in 1998 and
  89% in 1997
  M & T Bank Corporation...............    190,000     $105,260,000       200,000      $67,400,000
  Merchants Group, Inc.................    135,000        3,189,375       135,000        2,767,500
Manufacturing -- 5% in 1998 and 7% in
  1997
  Exolon -- Esk Co.....................     64,200        2,407,500        52,000        1,586,000
  Todd Shipyards Corporation...........    700,000        3,893,750       700,000        2,887,500
  American Precision Industries,
     Inc...............................         --               --        46,600          902,875
Services -- 4% in 1998
  Ecology & Environment, Inc...........    306,300        3,063,000         --             --
  Barrister Information Systems,
     Inc...............................  1,598,100        1,797,862         --             --
Diversified -- 5% in 1998 and 4% in
  1997
  Oglebay Norton Company...............    160,000        6,320,000        80,000        3,550,000
                                                       ------------                    -----------
Total -- 100% (cost of $15,861,656 in
  1998 and $12,424,136 in 1997)........                $125,931,487                    $79,093,875
                                                       ============                    ===========

  The Consolidated Financial Statements should be read in conjunction with the
                              1997 Annual Report.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION.

  (A) Organization

     First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware on July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

  (B) Principles of consolidation and financial statement presentation

     The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

     The Company became an investment company on January 3, 1995, and accordingly has prepared its consolidated financial statements on a fair value basis. Prior to this time the Company prepared its consolidated financial statements on a historical cost basis. Financial information for periods prior to January 3, 1995 is available by referring to quarterly filings on Form 10-Q, annual filing on Form 10-KSB and reports to stockholders.

  (C) Security valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

  (D) Real estate

     The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

     The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, Accounting for Sales of Real Estate.

 (E) Investment in joint venture

     The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used both fair market comparables in the existing subdivision developed by the venture and discounted net cash flows in valuing its investment at its estimated fair value. The venture owns 7 lots at a cost of $283,893 at June 30, 1998 and owned 9 lots at a cost of $415,772 at June 30, 1997.

  (F) Income taxes

     The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

     Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in other companies and investment in joint venture in the accompanying Consolidated Statements of Assets and Liabilities.

  (G) Management's use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses; and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

  (H) Other

     The Company follows the industry practice of recording security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

2. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities were $2,686,581 and $5,304,506 respectively for the six month period ended June 30, 1998 and $265,651 and $3,573,603 respectively in 1997. The net gain on sale of investments in other companies was $3,235,506 in 1998 and $1,032,755 in 1997.

     The gross unrealized gain on investments in other companies totaled $110,362,897 and $67,251,275 for the 6 months ended June 30, 1998 and 1997, respectively. Gross unrealized losses were $293,066 and $581,536 at June 30, 1998 and 1997.

3. MORTGAGE LOANS

     The Company's investments in mortgage loans as of June 30, 1998 and 1997 are as follows:

                                             1998                                 1997
                               ---------------------------------    ---------------------------------
                               INTEREST   MATURITY   OUTSTANDING    INTEREST   MATURITY   OUTSTANDING
                                 RATE       DATE       BALANCE        RATE       DATE       BALANCE
                               --------   --------   -----------    --------   --------   -----------
Permanent first mortgage
  loans on condominiums......     16%     12/2002      $79,581         16%     12/2002     $ 81,707
Junior mortgage loans secured
  by residential lots........      8        12/98       19,500          8        12/98      115,100
                                                       -------                             --------
                                                       $99,081                             $196,807
                                                       =======                             ========

4. REAL ESTATE

     The estimated fair value of real estate owned at June 30, 1998 and 1997, respectively is $4,439,000 and $10,888,000. It consists of 140 acres of land held for investment for both periods and 5 developed lots at June 30, 1998 and 26 developed lots at June 30, 1997. The aggregate cost for Federal income tax purposes is approximately $2,600,000 at June 30, 1998 and $4,500,000 1997 respectively. Land held for investment is considered non-income producing.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

5. OTHER ASSETS

     The components of other assets at June 30, 1998 and 1997 are as follows:

                                                                 1998          1997
                                                              ----------    ----------
Deferred compensation, funded...............................  $1,967,359    $1,693,632
Sales center................................................     561,759       511,033
Model home..................................................          --       304,595
Miscellaneous...............................................     143,885        11,757
                                                              ----------    ----------
                                                              $2,673,003    $2,521,017
                                                              ==========    ==========

     The deferred compensation includes $1,724,000 and $1,510,000 at June 1998 and 1997 respectively, that is owed to affiliated persons pursuant to a deferred compensation plan. The balance of deferred compensation is owed to a former director. The deferred compensation has accrued over fourteen years. Contributions are no longer being made to the plan.

6. LINE OF CREDIT

     At June 30, 1998 the Company had a $1,000,000 line of credit with a bank. The credit line, which is unsecured, is payable on demand and is subject to a quarterly review by the bank. Borrowings under this credit line bear interest at the prime rate.

     Additional information relating to bank debt is as follows:

                                                              1998    1997
                                                              ----    ----
Weighted average interest rate of indebtedness outstanding
  during the year...........................................   --      --
Maximum amount of indebtedness outstanding at any month end
  during the year...........................................   --      --
                                                              ---     ---
Approximate average aggregate indebtedness outstanding
  during the period.........................................   --      --
                                                              ---     ---

     For the six months ended June 30, 1998 and 1997 respectively, there was no bank indebtedness.

7. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     The components of accounts payable and accrued liabilities at June 30, 1998 and 1997 are as follows:

                                                                 1998          1997
                                                              ----------    ----------
Trade accounts payable......................................  $  911,850    $  823,191
Deferred compensation (note 5)..............................   1,967,359     1,693,632
Dividends payable...........................................     259,315       262,741
Miscellaneous accruals and payable..........................     242,555       160,017
Cash held in escrow.........................................      10,738        13,282
                                                              ----------    ----------
                                                              $3,391,817    $2,952,863
                                                              ==========    ==========

8. NET ASSETS PER SHARE

     Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock 1,073,366 and 1,084,516 at June 30, 1998 and 1997, respectively. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock resulting in the issuance of an additional 36,804 shares of common stock at June 30, 1998 and 33,544 shares at June 30, 1997.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

     At June 30, 1998, accumulated undistributed net investment income is $2,974,954; accumulated and undistributed net realized gains on investment transactions are $4,728,556 and the net unrealized appreciation in value of investments is $64,041,109.

9. SHARE REPURCHASE PROGRAM

     At June 30, 1998 the Company has repurchased 469,980 shares as treasury shares at a cost of $9,838,876. On April 24, 1998, 468,480 treasury shares were cancelled and retired. During 1998 through June 30, the Company has repurchased 3,700 shares at an average cost of $65.79 per share on the Boston Stock Exchange, the exchange on which the Company's shares are traded. Said repurchase price represents a weighted average discount of 16.94% per share relative to net asset value. At the May 29, 1998 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

10. DISTRIBUTION TO STOCKHOLDERS

     Two dividends of $0.25 each per share were declared during the six months ended June 30, 1998 and 1997, respectively. The dividends are taxable to stockholders as ordinary income.

11. RENUMERATION

     Each Director receives fees of $2,500 per directors' meeting attended and $100 per audit committee meeting attended. The Chairman also receives a $1,500 monthly salary. For the six months ended June 30, 1998 and 1997 directors' fees totaled $25,200 and $29,200, respectively.

     Aggregate renumeration paid to or set aside for all officers during the six month periods was $395,169 for 1998 and 1997.

     The Company paid brokerage fees of $8,995 and $10,175 to Trubee, Collins & Co., Inc. for the six months ended June 30, 1998 and 1997, respectively. Mr. Baird, Chairman of the Company, is an employee of Trubee, Collins & Co., Inc.

12. STOCK OPTION PLAN

     During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. All options are fully vested and exercisable but no options have been exercised.

13. COMMITMENTS AND CONTINGENCIES

     At June 30, 1998 the Company has approximately $250,000 of undisbursed contractual commitments in connection with real estate development. In order to protect its investments, the Company may be required to furnish amounts in excess of its current contractual investments or commitments. The future development of the Company's land holdings may require additional expenditures.

     The Company is involved in various legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations, or liquidity.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

                    COMPUTATION OF NET ASSET VALUE PER SHARE

                           PRIMARY AND FULLY DILUTED
                FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

                                                                 1998           1997
                                                              -----------    -----------
Primary
Net Assets..................................................  $92,330,463    $64,577,603
                                                              ===========    ===========
Shares Outstanding..........................................    1,036,562      1,050,962
                                                              ===========    ===========
Net Asset Value per Share...................................  $     89.07    $     61.45
                                                              ===========    ===========
Fully Diluted
Options.....................................................       45,000         45,000
Exercise Price of $12.75
Market Price of $70.00 in 1998 and $50.13 in 1997...........  $    (8,196)   $   (11,446)
                                                              -----------    -----------
Additional Shares Attributable to Stock Options.............       36,804         33,554
Shares Outstanding..........................................    1,036,562      1,050,962
                                                              -----------    -----------
                                                                1,073,366      1,084,516
Net Asset Value per Share...................................  $     86.02    $     59.55
                                                              ===========    ===========

  Annual Meeting Summary

     On May 29, 1998 the annual stockholders meeting was held in Buffalo, New York. At the meeting, six directors were elected to serve a one year term. In addition, the appointment of the Company's independent public accountants was ratified. The votes were as follows:

                       DIRECTORS NAME                           FOR     WITHHELD
                       --------------                         -------   --------
Brent D. Baird..............................................  914,703     425
Bruce C. Baird..............................................  914,703     425
Theodore E. Dann, Jr........................................  914,701     427
Patrick W. E. Hodgson.......................................  914,703     425
James E. Traynor............................................  914,701     427
H. Thomas Webb III..........................................  914,703     425

     To ratify the appointment of KPMG Peat Marwick LLP the votes were as follows:

          FOR                    AGAINST                  ABSTAIN
          ---                    -------                  -------
        914,201                    202                      725

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES

                       SELECTED PER SHARE DATA AND RATIOS

                FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997

  Per Share Data and Ratios*

                                                               1998        1997
                                                              ------      ------
Investment income...........................................  $ 1.06      $ 1.04
  Expenses (including income taxes).........................    (.48)       (.63)
                                                              ------      ------
  Investment income, net....................................     .58         .41
  Distributions from investment income, net.................    (.48)      (.48)
                                                              ------      ------
  Net realized and unrealized gain on securities............   10.79        6.37
Share transactions..........................................     .06         .01
                                                              ------      ------
Net increase in net asset value.............................   10.95        6.31
Net asset value:
  Beginning of year.........................................   75.07       53.24
                                                              ------      ------
  End of period.............................................  $86.02      $59.55
                                                              ======      ======
Ratios
  Ratio of expenses to average net assets...................    0.64%       1.13%
  Ratio of investment income, net, to average net assets....    1.39        0.73
  Portfolio turnover........................................    2.44        0.04

* Per Share data is based upon the average number of shares outstanding for the 6 month periods. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

DIRECTORS
Brent D. Baird*
Private Investor

Bruce C. Baird
President
Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
President of Cinnamon Investments Ltd. and
Chairman Todd Shipyards Corporation

Theodore E. Dann, Jr.+
President
Buffalo Technologies

James E. Traynor+
President
Clear Springs Development Co., LLC

H. Thomas Webb III*
Senior Vice-President
Crescent Resources, Inc.

OFFICERS
Brent D. Baird
Chairman

H. Thomas Webb III
President

Bruce C. Baird
Vice President, Secretary & Treasurer

Cynthia Raby
Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

AUDITORS
KPMG Peat Marwick LLP
2800 Two First Union Center
Charlotte, NC 28282

* Member of Executive Committee

+ Member of the Audit Committee